UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
Leadis Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50770	77-0547089

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 W. California Avenue; Suite 200; Sunnyvale, California	94086

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 331-8600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 28, 2009, Leadis Technology, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter of 2008, ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the report, including the exhibit hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, except as expressly set forth by specific reference in such a filing.
     The attached press release includes the following non-GAAP financial measures for the fourth quarter of 2008: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross margin, and non-GAAP operating expenses. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The Company does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with GAAP, but rather should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures. A supplemental reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of the press release attached hereto as Exhibit 99.1.
     The attached press release contains forward-looking statements relating to the Company’s expected future performance during the first quarter of 2009 and beyond. A more thorough discussion of certain factors which may affect the Company’s operating results is included under the captions “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. Additional information will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which will be filed with the U.S. Securities and Exchange Commission during the first quarter of 2009.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated January 28, 2009, announcing Leadis Technology, Inc.’s financial results for the fourth quarter of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leadis Technology, Inc.
Date: January 28, 2009	/s/ John K. Allen
John K. Allen
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press release dated January 28, 2009, announcing Leadis Technology, Inc.’s financial results for the fourth quarter of 2008.